Fiscal 2014 1st Quarter Presentation November 26, 2013 Exhibit 99.2

2 Participants Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

3 Fiscal 2014 first quarter results are unaudited. This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and the competitive environment. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Forward-looking statements include statements of expectations regarding the businesses acquired during fiscal 2013 (the “acquired subsidiaries”), including expected benefits and synergies of the transaction, future financial and operating results, and other statements regarding events or developments that the Company believes or anticipates will or may occur in the future as a result of the recently completed acquisition. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,” “looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 27, 2013, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 14 through 17 of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Forward Looking Statements and Non-GAAP Information

4  Momentum from key customers  Contract revenue of $512.7 million as compared to $323.3 million in Q1-13  Contract revenues grew 10.0% organically, after excluding revenues from acquired subsidiaries of $157.1 million  Operating Trends Stable  Adjusted EBITDA of $63.2 million, or 12.3% of revenue, grew 56.4% from $40.4 million in the prior year quarter  Net income of $0.54 per share diluted compared to Non-GAAP net income of $0.36 per share diluted in the prior year quarter ₋ Pre-tax integration expenses of $1.5 million included in Q1-14 results  Solid Industry Environment Q1-2014 Overview See “Regulation G Disclosure” slides 14-17 for a reconciliation of GAAP to Non-GAAP financial measures.

5 19.2% 17.3% 9.0% 2.4% 3.5% 6.2% 7.5% 10.0% 10.1% 8.2% 1.9% -2.4% 4.0% 10.7% 12.6% 15.8% -10% 0% 10% 20% 30% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Organic Growth % Organic Growth % - Excluding stimulus revenue Revenue Summary Note: See “Regulation G Disclosure” slides 14-17 for a reconciliation of GAAP to Non-GAAP financial measures.  Top 5 customers represented 57.2% of revenue in Q1-14 compared to 59.6% in Q1-13  AT&T, Dycom’s largest customer, grew organically 88.5%  Comcast, Dycom’s third largest customer, grew organically 5.9%  Time Warner Cable, Dycom’s fifth largest customer in Q1-14, grew organically 21.8%  Organic revenue growth of 10.0%, excluding Q1-14 revenue from acquired subsidiaries of $157.1 million  Revenue combined from Q1-14 Top 5 customers up 25.8% organically  Revenue combined from Q1-14 other customers declined 9.4% organically  Organic growth of 15.8%, excluding projects funded in part by the American Recovery and Reinvestment Act of 2009 Organic Growth – Non-GAAP 0% 5% 10% 15% 20% AT&T enturyLink Comcast Verizon Time Warner CableQ1-14 Q1-13 Revenue % by Customer – Top 5 in Q1-14 Q1-14 Customer Revenue Highlights (a) (a) Stimulus revenues comprised of projects funded in part by the American Recovery and Reinvestment Act of 2009.

6 $462 $1,819 $1,744 $1,565 $1,376 $2,019 $2,003 $2,197 $1,996 $967 $961 $909 $822 $1,242 $1,208 $1,217 $1,116 $- $400 $800 $1,200 $1,600 $2,000 $2,400 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Acquired subsidiaries backlog 12 month backlog 8,288 8,207 8,111 8,001 10,135 10,349 10,822 11,107 0 3,000 6,000 9,000 12,000 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Employees fr m acquired subsidiaries Customers Description Area Approximate Term (in years) CenturyLink Construction and Maintenance Services Ohio 3 AT&T Engineering Services California 1 Charter Construction and Maintenance Services Texas, Missouri, Illinois, Tennessee, Alabama, Vermont, New Hampshire, Connecticut, Massachusetts 1 Washington Gas Underground Facility Locate Services Maryland, Washington D.C., Virginia 5 Various Rural Broadband Nebraska, Missouri, Arkansas, Kentucky 1 Backlog and Awards Backlog ($ in millions) Number of Employees Current Awards and Extensions Note: Our backlog consists of the uncompleted portion of services to be performed under job-specific contracts and the estimated value of future services that we expect to provide under master service agreements and other contracts. We include in our backlog the amount of services projected to be performed over the terms of the contracts based on our historical experience with customers and, more generally, our experience in procurements of this type. Backlog is considered a Non-GAAP financial measure as defined by SEC Regulation G; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others.

7 Net Income - Non-GAAP Q1-13 $ 12.3 $ 18.7 Fully Diluted EPS $ 0.36 $ 0.54 Non-GAAP Q1-13 Q1-14Q1-13 $40.4 $63.2 $- $25 $50 $75 Q1-13 Q1-14 Adjusted EBITDA - Non-GAAP as a % of revenues: 12.5% 12.3% $323.3 $355.6 $157.1 $512.7 $125 $225 $325 $425 $525 Q1-13 Q1-14 Acquired Subsidiaries Acquired subsidiaries Note: The organic revenue growth percentage of 10.0% excludes revenue from acquired subsidiaries of $157.1 million in Q1-14. See “Regulation G Disclosure” slides 14-17 for a reconciliation of GAAP to Non-GAAP financial measures. * Q1-13 Non-GAAP EPS of $0.36 Summary Results Organic Growth 10.0% Contract Revenues ($ in millions) Adjusted EBITDA – Non-GAAP ($ in millions) Net Income and Earnings Per Share – ($ in millions, except per share data) EPS of $0.54 per share grew 47.8% from Q1-13*

8  Organic Revenue growth of 10.0%  Increase in revenues derived from wireless service providers  Growth from several key customers  Adjusted EBITDA of $63.2 million, or 12.3%, grew 56.4% from Q1-13  Growth in organic operations  Contribution of acquired businesses  Depreciation and amortization higher from results of acquired subsidiaries Contract Revenues $ 512.7 $ 323.3 $ 189.4 Cost of Earned Revenues $ 410.1 $ 257.1 $ 153.1 79.99% 79.52% General & Administrative $ 43.1 $ 28.1 $ 15.0 (Non-GAAP Q1-13) Depreciation $ 18.4 $ 13.7 $ 4.7 Amortization $ 5.2 $ 1.6 $ 3.6 Interest Expense, net $ 6.9 $ 4.2 $ 2.7 Other Income, net $ 2.0 $ 1.6 $ 0.4 Net Income (Non-GAAP Q1-13) $ 18.7 $ 12.3 $ 6.4 Adjusted EBITDA $ 63.2 $ 40.4 $ 22.8 (Non-GAAP) 12.3% 12.5% Selected Financial Information Note: The organic revenue growth percentage of 10.0% excludes revenue from acquired subsidiaries of $157.1 million in Q1-14 See “Regulation G Disclosure” slides 14-17 for a reconciliation of GAAP to Non-GAAP financial measures. (a) Amounts may not add due to rounding. (b) Percentages disclosed under the financial amounts for Q1-14 and Q1-13 represent the percentage of contract revenues for the applicable period. (c) Q1-13 excludes $0.7 million in pre-tax acquisition related costs . (d) Q1-13 excludes after-tax impact of $0.7 million in acquisition related costs. (c) (d) ($ in millions)(a)(b) Q1-14 Q1-13 Change Q1-14 Commentary

9 Cash Flow and Liquidity  Balance Sheet Strength  Ample liquidity of $156.7 million from cash on hand and availability on the Credit Agreement  Investing and Financing Transactions  Net borrowings of $32.4 million during Q1-14  Stock options proceeds of $10.1 million  Operating cash flows in Q1-14 used to fund significant sequential growth Liquidity ($ in millions) Q1-14 Q4-13 Selected Cash Flow Information ($ in millions) Q1-14 Q1-13 $ (18.7) $ 27.7 $ 27.8 $ 10.5 Cash flow from Operations Capital expenditures, net of disposals $ 14.4 $ 18.6 $ 83.0 $ 49.0 120.3 121.9 281.0 281.1 $ 484.3 $ 452.0 $ 49.7 $ 46.7 $ 142.3 $ 179.3 (*) Includes debt premium of $3.5 million and $3.6 million at Q1-14 and Q4-13, respectively Letters of Credit outstanding Availability on Senior Credit Agreement $275 million revolver Term Loan Debt: Senior Credit Agreement, matures Dec-2017 Total debt 7.125% Senior Subordinated Notes, due Jan-2021 Cash and equivalents Q1-14 Commentary

Trend Schedule

DYCOM INDUSTRIES INC.

See Trend Schedule on Company's website at : http://dycomind.com/investor-center.aspx

- *Includes financial trend data of historical results, including calculations of certain Non-GAAP measures such as Organic Revenue and Adjusted EBITDA*
- *Provides the baseline financial information helpful to analyze the Company's outlook*

Trend Schedule - Selected Financial Information
(Unaudited)

Organic Revenue and Growth - baseline information for comparisons of FY 2014 to FY 2013
($ in millions)

Organic Revenue Calculations: For comparisons of FY 2014 to FY 2013	*Q1-14 Organic Growth % - Non-GAAP*	Q1-14	Q1-13	Q2-13	Q3-13 (c)	Q4-13 (c)
Organic Revenue	*10.0%*	$ 355.6	$ 323.3	$ 276.7	$ 437.4	$ 476.1
Q2-13 businesses acquired (a)		150.3	-	75.9	(d)	(d)
Q4-13 businesses acquired (b)		6.8	-	-	-	2.6
Storm restoration revenue		-	-	16.7	-	-
Total Revenue		$ 512.7	$ 323.3	$ 369.3	$ 437.4	$ 478.6
Adjusted EBITDA (Non-GAAP)		$ 63.2	$ 40.4	$ 37.2	$ 44.0	$ 58.1
Adjusted EBITDA (Non-GAAP) - as a % of Total Revenue		12.3%	12.5%	10.1%	10.1%	12.1%
Net cash flow from operating activities		$ (18.7)	$ 27.7	$ 63.5	$ 0.1	$ 15.4

The Company defines Adjusted EBITDA (Non-GAAP) as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, stock-based compensation expense, and certain non-recurring items.

(a) The telecommunications infrastructure services subsidiaries acquired on December 3, 2012 from Quanta Services, Inc. (the "Q2-13 businesses acquired").

(b) Sage Telecommunications Corp of Colorado, LLC and certain assets of a tower construction and maintenance company acquired during Q4-13 (the "Q4-13 businesses acquired").

(c) Organic Revenue in Q3-13 and Q4-13 includes $122.9 million and $136.5 million of revenues from Q2-13 businesses acquired.

(d) No adjustment required to calculate Organic Revenue since revenues of businesses acquired in Q2-13 will be included in both the current year and prior year period when making a comparison for Q3-14 and Q4-14.

Amounts may not add due to rounding.

Note: See "Regulation G Disclosure" slides 14-17 for a reconciliation of GAAP to Non-GAAP financial measures.

10

Q2-2014 Outlook

DYCOM INDUSTRIES INC.

Q2-2014 Outlook (all amounts are estimates – actual amounts may differ)

($ in millions, except earnings per share)	Q2-2013	Q2-2014	Year Over Year Commentary
Contract Revenues ****Non-GAAP for Q2-13*** (excluding Acquired Revenues of $75.9 million and storm revenues of $16.7)	Organic Revenue $276.7* *Total Revenue $369.3*	$400.0 - $420.0 (including $110.0 - $120.0 from acquired subsidiaries)	❖ Mid to high single digit organic growth
Gross Margin % *(as a percent of revenue)*	18.4%	Gross Margin % down slightly from Q2-13 result	❖ Margins seasonally impacted by: *inclement winter weather *fewer available workdays due to holidays *reduced daylight work hours *restart of calendar payroll taxes ❖ Seasonality expected to have greater impact on acquired subsidiaries
G&A Expense % *(as a percent of revenue) (Q2-13 is Non-GAAP) (b)*	8.9%	9.5% - 9.9% of revenue	❖Dollar amount reflects growth outlook and is expected to include final integration expenses for acquired subsidiaries ❖Includes stock-based compensation of approximately $3.6 million compared to $2.5 million in Q2-13
Depreciation & Amortization ("D&A")	$20.8	$23.3 - $23.6	❖Increase due to recent cap-ex and a full quarter of results for Q2-13 acquired subsidiaries ❖Amortization of $4.8 million in Q2-14 compared to $5.0 in Q2-13
Interest Expense	$5.7	$6.8	❖Increase due to acquisition borrowings
Other Income – Q2-13 Non-GAAP(b)	$0.7	$0.2 - $0.5	❖Slightly below Q2-13
Adjusted EBITDA % (a)(b)	10.1%	Adjusted EBITDA % down from Q2-13	❖Impacted by margin changes and higher G&A expense
EPS–Diluted – Q2-13 Non-GAAP (b)	$ 0.15	$0.03 - $0.09	❖Year over year EPS decline resulting from incremental: * depreciation * interest *stock-based compensation
Diluted Shares (in millions)	33.5	Approximately 35.1	❖Increase impacted by vesting of employee equity awards

(a) The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, stock-based compensation expense, and certain non-recurring items.

(b) Pre-tax acquisition related costs of $5.8 million are excluded from Q2-13 G&A Expense % and Adjusted EBITDA %. Q2-13 EPS – Diluted - Non-GAAP also excludes the impacts of these costs and excludes $0.3 million in write-off of deferred financing costs, all net of the related tax benefits.

Note: See "Regulation G Disclosure" slides 14-17 for a reconciliation of GAAP to Non-GAAP financial measures.

11

12 Looking Ahead to Q3-14 Looking Ahead Commentary Prior Period for 2014 Comparisons Q3-13 ($ in millions) Contract Revenues Mid single digit total revenue growth (including organic revenue growth which is low to mid single digit) resulting from: * services to wireless carriers which remain robust * cable construction which strengthens * continued wireline improvements by a key customer $ 437.4 Gross Margin % (as a percent of revenue) Gross margins which expand year over year as the result of: * legacy performance which remains solid * contributions of acquired companies 18.2% G&A Expense (G&A % as a percent of revenue) Includes stock-based compensation Total dollar amount higher year over year reflecting increased scale and expected stock- based compensation of approximately $3.2 million for Q3-14 (compared to $2.5 million in Q3-13) $ 38.2 8.7% Adjusted EBITDA – Non-GAAP EBITDA % which expands year over year in Q3-14 from margin improvement and greater operating efficiencies accompanying revenue growth $ 44.0 10.1% Other Factors: Depreciation & Amortization Declines to $22.3 - $22.8 in Q3-14 as the intangible amortization declines $ 24.5 Interest Expense Sequentially declines to approximately $6.7 million in Q3-14 $ 6.6 Other Income Increases to approximately $3.0 million in Q3-14 for seasonal asset sales $ 1.5 See “Regulation G Disclosure” slides 14-17 for a reconciliation of GAAP to Non-GAAP financial measures.

13 Looking Ahead Firm end market opportunities  Wireless carriers upgrading from 3G to 4G technologies  Telephone companies deploying FTTX to enable video offerings  Cable operators continuing to deploy fiber to small and medium businesses  Industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services Current end market drivers may indicate an emerging industry wide consensus that network bandwidth, both wireline and wireless, needs to increase dramatically

Appendix: Regulation G Disclosure

DYCOM INDUSTRIES INC.

Adjusted EBITDA - Reconciliation of GAAP to Non-GAAP Measures
($ in 000's)

	Q1-14 Three Months Ended October 26, 2013	Q1-13 Three Months Ended October 27, 2012	Q2-13 Three Months Ended January 26, 2013	Q3-13 Three Months Ended April 27, 2013	Q4-13 Three Months Ended July 27, 2013
Reconciliation of Net income to Adjusted EBITDA (Non-GAAP):					
Net income	$ 18,660	$ 11,861	$ 1,463	$ 7,199	$ 14,666
Interest expense, net	6,886	4,197	5,748	6,637	6,752
Provision for income taxes	12,440	7,641	1,381	4,608	9,380
Depreciation and amortization expense	23,552	15,311	20,819	24,531	24,820
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	61,538	39,010	29,411	42,975	55,618
Gain on sale of fixed assets	(1,865)	(1,581)	(826)	(1,459)	(816)
Stock-based compensation expense	3,506	2,266	2,496	2,513	2,628
Charge for a wage and hour class action litigation settlement	-	-	-	-	495
Acquisition related costs	-	710	5,829	-	224
Write-off of deferred financing costs	-	-	321	-	-
Adjusted EBITDA (Non-GAAP)	$ 63,179	$ 40,405	$ 37,231	$ 44,029	$ 58,149

The above table presents a reconciliation of the Non-GAAP financial measure of Adjusted EBITDA for the periods specified to the most directly comparable GAAP measure. Adjusted EBITDA is a Non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, stock-based compensation expense, and certain non-recurring items. The Company believes this Non-GAAP financial measure provides information that is useful to the Company's investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company's results of operations in any particular period. Additionally, the Company uses this Non-GAAP financial measure to evaluate its past performance and prospects for future performance. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Amounts may not add due to rounding.

14

Appendix: Regulation G Disclosure

Selected Information- Reconciliation of GAAP to Non-GAAP Measures
($ in 000's, except per share amounts)

	Q1-14	Q1-13			Q2-13		
	Three Months Ended October 26, 2013	Three Months Ended October 27, 2012			Three Months Ended January 26, 2013		
	GAAP	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 512,720	$ 323,286	$ -	$ 323,286	$ 369,326	$ -	$ 369,326
Cost of earned revenues, excluding depreciation and amortization	410,119	257,066	-	257,066	301,516	-	301,516
General and administrative expenses	43,075	28,824	(710) (a)	28,114	38,827	(5,829) (a)	32,998
Depreciation and amortization	23,552	15,311	-	15,311	20,819	-	20,819
Interest expense, net	(6,886)	(4,197)	-	(4,197)	(5,748)	-	(5,748)
Other income, net	2,012	1,614	-	1,614	428	321 (b)	749
Income before income taxes	31,100	19,502	710	20,212	2,844	6,150	8,994
Provision for income taxes (c)	12,440	7,641	279	7,920	1,381	2,440	3,821
Net income	$ 18,660	$ 11,861	$ 431	$ 12,292	$ 1,463	$ 3,710	$ 5,173
Diluted income per share	$ 0.54	$ 0.35	$ 0.01	$ 0.36	$ 0.04	$ 0.11	$ 0.15
Shares used in computing Diluted EPS:	34,638,998	33,721,070		33,721,070	33,514,416		33,514,416

Amounts may not foot due to rounding.

For the quarter ended October 27, 2012 and January 26, 2013, the items reconciling "GAAP" to "Non-GAAP" financial measures are specifically described below:

(a) Acquisition related costs.
(b) Write-off of deferred financing costs.
(c) Provision for income taxes includes the tax effect of the other reconciling items identified herein.

Amounts may not add due to rounding.

15

Appendix: Regulation G Disclosure

DYCOM INDUSTRIES INC.

Contract Revenue and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions).

The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth.

	GAAP Contract Revenues	NON-GAAP ADJUSTMENTS		NON-GAAP Organic Contract Revenues (a)(b)	NON-GAAP ADJUSTMENTS	NON-GAAP Organic Contract Revenues - Excluding stimulus	Revenue Growth (Decline) %		
		Revenues from businesses acquired (a)	*Revenues from storm restoration services*		*Organic revenues from customers for stimulus work (c)*		GAAP %	NON-GAAP - Organic %	NON-GAAP - Organic % excluding stimulus (c)
Q1-14 Organic Growth:									
Q1-14	$ 512.7	$ (157.1)	$ -	$ 355.6	$ (19.7)	$ 335.9	58.6%	10.0%	15.8%
Q1-13	$ 323.3	$ -	$ -	$ 323.3	$ (33.1)	$ 290.2			
Prior Quarters Organic Growth:									
Q4-13	$ 478.6	$ (139.1)	$ -	$ 339.5	$ (19.9)	$ 319.6	50.5%	7.5%	12.6%
Q4-12	$ 318.0	$ -	$ (2.3)	$ 315.8	$ (31.9)	$ 283.9			
Q3-13	$ 437.4	$ (122.9)	$ -	$ 314.5	$ (19.0)	$ 295.5	47.7%	6.2%	10.7%
Q3-12	$ 296.1	$ -	$ -	$ 296.1	$ (29.2)	$ 266.9			
Q2-13	$ 369.3	$ (75.9)	$ (16.7)	$ 276.7	$ (20.3)	$ 256.4	38.1%	3.5%	4.0%
Q2-12	$ 267.4	$ -	$ -	$ 267.4	$ (20.8)	$ 246.6			
Q1-13	$ 323.3	$ -	$ -	$ 323.3	$ (33.1)	$ 290.2	1.2%	2.4%	-2.4%
Q1-12	$ 319.6	$ -	$ (3.7)	$ 315.8	$ (18.7)	$ 297.2			
Q4-12	$ 318.0	$ -	$ (2.3)	$ 315.8	$ (31.9)	$ 283.9	4.7%	9.0%	1.9%
Q4-11	$ 303.7	$ -	$ (14.1)	$ 289.7	$ (11.2)	$ 278.5			
Q3-12	$ 296.1	$ -	$ -	$ 296.1	$ (29.2)	$ 266.9	17.3%	17.3%	8.2%
Q3-11	$ 252.4	$ -	$ -	$ 252.4	$ (5.7)	$ 246.6			
Q2-12	$ 267.4	$ (13.6)	$ -	$ 253.8	$ (20.8)	$ 233.0	22.5%	19.2%	10.1%
Q2-11	$ 218.2	$ (5.3)	$ -	$ 212.9	$ (1.3)	$ 211.7			

(a) Organic Revenue – Non-GAAP are revenues from businesses that are included for the full period in both the current and prior year quarter presented, excluding storm restoration services, if any. Organic Revenue growth is calculated as the percentage increase in revenues over those of the comparable prior year period (fiscal quarter) for revenues from businesses that are included in both periods for the full fiscal period, excluding revenues from storm restoration services, if any.

(b) For comparisons of Organic Revenue beginning with Q3-14, Organic Revenue – Non-GAAP will include revenues of businesses acquired in Q2-13 as the revenues from these businesses will be included in both quarters (Q3-14 and Q3-13).

(c) Organic revenues from customers for stimulus work comprised of projects funded in part by the American Recovery and Reinvestment Act of 2009.

Amounts may not add due to rounding.

16

Appendix: Regulation G Disclosure

DYCOM INDUSTRIES INC.

Contract Revenue and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions).

The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth .

	Total Contract Revenue	Top 5 Customers combined*	All customers (excluding Top 5 Customers)	AT&T	Comcast	Time Warner Cable
GAAP Revenue						
Q1-14	$ 512.7	$ 293.4	$ 219.3	$ 89.7	$ 54.0	$ 27.2
Q1-13	$ 323.3	$ 178.3	$ 144.9	$ 43.7	$ 41.2	$ 16.1
GAAP Revenue - % Changes	**58.6%**	**64.5%**	**51.3%**	**105.3%**	**30.9%**	**69.6%**
Non-GAAP Adjustments						
Q1-14 - Revenue from acquired subsidiaries	$ (157.1)	$ (69.1)	$ (88.0)	$ (7.3)	$ (10.3)	$ (7.7)
Non-GAAP Revenue for Q1-14						
Q1-14	$ 355.6	$ 224.3	$ 131.4	$ 82.3	$ 43.6	$ 19.6
Q1-13	$ 323.3	$ 178.3	$ 144.9	$ 43.7	$ 41.2	$ 16.1
Non-GAAP Revenue - % Changes (a)						
Organic Revenue % Change (excluding revenue from acquired subsidiaries)	**10.0%**	**25.8%**	**(9.4)%**	**88.5%**	**5.9%**	**21.8%**

* Includes AT&T, CenturyLink, Comcast, Verizon, and Time Warner Cable in both Q1-14 and Q1-13

(a) Organic Revenue – Non-GAAP are revenues from businesses that are included for the full period in both the current and prior year quarter presented, excluding storm restoration services, if any. Organic Revenue growth is calculated as the percentage increase in revenues over those of the comparable prior year period (fiscal quarter) for revenues from businesses that are included in both periods for the full fiscal period, excluding revenues from storm restoration services, if any.

Amounts may not add due to rounding.

17

Fiscal 2014 1st Quarter Presentation November 26, 2013